                                  SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
[ X ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
      6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        SEI Institutional Managed Trust
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                        SEI Institutional Managed Trust
      -------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

      Payment of Filing Fee (Check the appropriate box):
[ X ] $125 FILING FEE PAID PREVIOUSLY WITH THE PRELIMINARY FILING ON JANUARY 29,
      1996 (FILE NOS. 33-9504 and 811-4878)
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
[   ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        -------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        -------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: /1/

        -------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        -------------------------------------------------------------

     5) Total fee paid:

        -------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        -------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        -------------------------------------------------------------

     3) Filing Party:

        -------------------------------------------------------------

     4) Dated Filed:

        -------------------------------------------------------------

--------------------
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                           LARGE CAP VALUE PORTFOLIO
                            EQUITY INCOME PORTFOLIO

    ---------------------------------------------------------------------

                      IMPORTANT  SHAREHOLDER  INFORMATION
    ---------------------------------------------------------------------

     The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy card, it tells us how to vote on your behalf on important issues relating to your Portfolio. Each proxy card may be completed by checking a single box and voting for or against all of the proposals relating to your Portfolio, or you may vote on each proposal relating to your Portfolio separately. If you simply sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.
     You will receive one proxy card for each Portfolio in which you own shares.

     We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that your Portfolio will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations, which may cost your Portfolio money.

     Please take a few moments to exercise your right to vote. Thank you.

    ---------------------------------------------------------------------

                        SEI INSTITUTIONAL MANAGED TRUST

                        SEI INSTITUTIONAL MANAGED TRUST

                           Large Cap Value Portfolio
                            Equity Income Portfolio

  Dear Shareholder,

  A Shareholder Meeting (the "Meeting") of the Large Cap Value and Equity Income Portfolios of SEI Institutional Managed Trust (the "Trust") has been scheduled for Wednesday, March 20, 1996. If you were a shareholder of record as of the close of business on January 29, 1996, you are entitled to vote at the Meeting or any adjournment of the Meeting.

  This meeting is being called because the planned combination of The Bank of California, N.A. and Union Bank to form Union Bank of California ("UBOC") makes it necessary to have the shareholders of the Large Cap Value and Equity Income Portfolios each approve a new investment sub-advisory agreement with UBOC to replace the current investment sub-advisory agreement. The current sub-advisory agreement is with The Bank of California, N.A., which will be renamed UBOC as a result of the proposed transaction.

  While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

  The attached proxy statement is designed to give you information relating to the proposals on which you will be asked to consider and vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

  1. To approve the selection of Union Bank of California ("UBOC") as investment sub-adviser to the Trust's Large Cap Value Portfolio and to approve a new investment sub-advisory agreement between SEI Financial Management Corporation ("SFM"), the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

  2. To approve the selection of UBOC as investment sub-adviser to the Trust's Equity Income Portfolio and to approve a new investment sub-advisory agreement between SFM, the investment adviser to the Portfolio, and UBOC relating to Portfolio.

  Your vote is important to us. Please do not hesitate to call 1-800-DIAL SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.


                                      Sincerely,


                                      David G. Lee
                                      President and Chief Executive Officer
                                      SEI Institutional Managed Trust

                        SEI INSTITUTIONAL MANAGED TRUST
                                2 OLIVER STREET
                          BOSTON, MASSACHUSETTS 02109

                   Notice of Special Meeting of Shareholders
                                 March 20, 1996

       Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Large Cap Value and Equity Income Portfolios (each a "Portfolio" and, together, the "Portfolios") of SEI Institutional Managed Trust (the "Trust") will be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Wednesday, March 20, 1996, at 3:30 p.m., Eastern time.

       At the Meeting, shareholders of the Large Cap Value and Equity Income Portfolios will be asked to consider and act on the proposed sub-advisory agreement with the successor entity to the Portfolios' current sub-adviser, and on other matters detailed below (the "Proposals"). The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

  1. To approve the selection of Union Bank of California ("UBOC") as investment sub-adviser to the Trust's Large Cap Value Portfolio, and to approve a new investment sub-advisory agreement between SEI Financial Management Corporation ("SFM"), the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

  2. To approve the selection of UBOC as investment sub-adviser to the Trust's Equity Income Portfolio and, to approve a new investment sub-advisory agreement between SFM, the investment adviser to the Portfolio, and UBOC relating to the Portfolio.

       In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.


                                           By Order of the Board of Trustees


                                           Richard W. Grant, Secretary

       All shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

       Shareholders of record at the close of business on January 29, 1996, are entitled to notice of and to vote at the Meeting or any adjournment thereof.

  February 8, 1996


      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
   A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                PRELIMINARY COPY

                        SEI INSTITUTIONAL MANAGED TRUST
                                2 OLIVER STREET
                                BOSTON, MA 02109

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                                    March 20, 1996

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional Managed Trust (the "Trust") on behalf of the Large Cap Value and Equity Income Portfolios (each a "Portfolio" and, together, the "Portfolios") for use at the Special Meeting of Shareholders to be held at the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Wednesday March 20, 1996, at 3:30 p.m., Eastern time, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Large Cap Value and Equity Income Portfolios of the Trust of record at the close of business on January 29, 1996, are entitled to vote at the Meeting ("Shareholders"). The table below sets forth the approximate number of units of beneficial interest ("shares") issued and outstanding for each Portfolio being solicited by this Proxy Statement:

                    Shares Outstanding
  Portfolio         As of January 29, 1996
  ---------         ----------------------

  Large Cap Value       30,941,588.696

  Equity Income         15,661,222.571

  Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Shareholders of each class of each Portfolio will vote together on each Proposal relating to their Portfolio.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the Manager and Shareholder Servicing Agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by The Bank of California, N.A. The proxy card and this Proxy Statement are being mailed to Shareholders on or about February 9, 1996.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.


                                  INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. This Meeting is a special meeting and is being called in order to permit the Shareholders of the Large Cap Value and Equity Income Portfolios of the Trust to vote on the approval of a new investment sub-advisory agreement with the successor entity to the Portfolios' current sub-adviser. This new agreement is required by law to replace the one that will terminate upon the mergers of both the Portfolios' sub-adviser and the parent company of the Portfolios' current sub-adviser (the "Mergers"), as described below.

  This Proxy Statement solicits votes on proposals affecting more than one Portfolio, as set forth below. Shareholders may vote only on those proposals affecting the Portfolio(s) of which they are Shareholders. The table below sets forth the specifics of each Proposal, and indicates the Portfolio affected by each:

================================================================================

                      Proposal                         Portfolio - All Classes
                      --------                         -----------------------
--------------------------------------------------------------------------------

 1. To approve the selection of Union Bank of         Large Cap Value Portfolio
 California ("UBOC") as investment sub-adviser to
 the Trust's Large Cap Value Portfolio, and to
 approve a new investment sub-advisory agreement
 between SEI Financial Management Corporation
 ("SFM"), the investment adviser to the Portfolio,
 and UBOC.
--------------------------------------------------------------------------------
 2. To approve the selection of UBOC as                Equity Income Portfolio
 investment sub-adviser to the Trust's Equity
 Income Portfolio and to approve a new investment
 sub-advisory agreement between SFM, the
 investment adviser to the Portfolio, and UBOC.

===============================================================================

  The Proposed Transaction

  Acting through its division, MERUS Capital Management ("MERUS"), The Bank of California, N.A. (the "Bank of California"), which is, directly or indirectly, a subsidiary of The Mitsubishi Bank Limited ("Mitsubishi"), currently serves as the investment sub-adviser to the Large Cap Value and Equity Income Portfolios.

  Mitsubishi and The Bank of Tokyo, Ltd. (the "Bank of Tokyo") have announced their intention to merge. The terms of the proposed transaction provide that
  (i) Mitsubishi and the Bank of Tokyo will engage in a merger transaction in which Mitsubishi will be the surviving entity and will change its name to The Bank of Tokyo-Mitsubishi, Ltd. ("BTM"), and (ii) as soon as practicable thereafter, the California bank subsidiaries of the Bank of Tokyo and Mitsubishi, Union Bank ("Union") and the Bank of California, respectively, will combine to become Union Bank of California, N.A. ("UBOC").

  The combination of the California banking subsidiaries of the Bank of Tokyo and Mitsubishi will be accomplished pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") among Union, the Bank of California and BanCal Tri-State Corporation (a subsidiary of Mitsubishi), a related Plan of Merger (the "Merger Agreement"), and a Purchase and Assumption Agreement (the "Purchase Agreement") between Union and the Bank of California, each dated as of September 27, 1995, pursuant to which Union will transfer substantially all of its banking business and other assets to the Bank of California in exchange for the Bank of California's assumption of substantially all of the liabilities of Union and the issuance by the Bank of California to Union of 26,117,714 shares of common stock, $15.00 par value.
  In a practical sense, the transactions under the Reorganization Agreement, the Merger Agreement and the Purchase Agreement will be effected as a single, integrated transaction. The consummation of the Mergers is currently expected to occur on or about April 1, 1996 (the "Closing Date").

  Following the transactions described above, the combined bank will be renamed Union Bank of California, N.A. (referred to herein as UBOC). UBOC will succeed by operation of law to all rights, obligations, properties, assets, investments, deposits, demands, and agreements covered by the Purchase Agreement, and to all properties, assets, investments, agreements, rights, and obligations of Union under all fiduciary or representative capacities (e.g.,
                                                                         ----
  trusts and executorships). After this transfer to UBOC of substantially all its banking business, Union will voluntarily relinquish its California banking license and its federal deposit insurance and will be strictly a bank holding company for UBOC and its non-bank subsidiaries and will be renamed Union BanCal Corporation ("UBCC"). As a result of the Mergers, Union will become part of UBOC.

  Immediately following the combination of the California subsidiaries, UBCC will own approximately 94% of the outstanding shares of common stock of UBOC. BTM will own approximately 81% of the issued and outstanding UBCC common stock. In addition to its indirect ownership of UBOC through its ownership of 81% of UBCC common stock, BTM will also own directly approximately 6% of the common stock of UBOC. As a consequence, both UBCC and BTM will be deemed to control UBOC for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

  One or more of the foregoing transactions will constitute an "assignment" of the existing investment sub-advisory agreement between the Trust and the Bank of California, under the 1940 Act. Under the 1940 Act, an "assignment" results in the automatic termination of each Portfolio's investment sub-advisory agreement (the "Existing Sub-Advisory Agreement"), effective at the time of the transaction(s). Accordingly, Shareholders of each Portfolio are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") to take effect at the time of the Mergers, in order to avoid any interruption in the provision of advisory services to that Portfolio. The New Sub-Advisory Agreement will be dated the later of (i) the date of its approval by Shareholders of each Portfolio or (ii) the date of the consummation of the Mergers.

  The Proposals set forth in this Proxy Statement relate to the New Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical to those of the Existing Sub-Advisory Agreement with respect to duties, fees and the standard of care.


  Trustees' Considerations Regarding the Proposed Transaction and the New Agreement

  Consummation of the Mergers is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory approvals. Approval of the Mergers by the shareholders of Union and the Bank of California is being solicited. Shareholders of the Portfolios are not being asked to vote on the Mergers. The Merger Agreements may be terminated and the Mergers abandoned at any time prior to the Closing Date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreements. Completion of the Mergers will occur as soon as practicable after satisfaction (or waiver) of the applicable conditions, which the parties anticipate will occur by April 1, 1996.

  If the conditions are not met and the Mergers are not completed, the Existing Sub-Advisory Agreement will remain in effect. If the New Sub-Advisory Agreement is approved by Shareholders and the Mergers are thereafter consummated, the New Sub-Advisory Agreement will be executed and become effective on the Closing Date. In the event the Mergers are not consummated, each Existing Sub-Advisory Agreement will continue in accordance with its terms. In the event the Mergers are consummated and the New Sub-Advisory Agreement is not approved, the Board of Trustees will consider what further actions should be taken.

  Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Mergers. The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of UBOC or the Bank of California within the meaning of the 1940 Act.

  The majority of the members of the Board of Trustees of the Trust is not and will not be comprised of interested persons of the Bank of California or UBOC. Additionally, the Board of Trustees received assurances from the Bank of California that no "unfair burden" will be imposed on the Portfolios as a result of the Mergers. After careful review and consideration, the Trust's Board of Trustees has concluded that the Mergers will provide significant value to the Portfolios' Shareholders and will enable them to participate in the expanded opportunities for growth that the Mergers will make possible.

  The Trustees of the Trust, including the Trustees who are non-interested persons, as defined in the 1940 Act, unanimously approved the New Sub-Advisory Agreement, subject to Shareholder approval, in person at a meeting held on December 5, 1995, and have directed that it be submitted to the Shareholders of the Portfolios for their approval. The Board of Trustees believes that the terms of the New Sub-Advisory Agreement are fair to, and in the best interest of, the Trust, each Portfolio, and the Shareholders. The Board of Trustees, including all of the non-interested Trustees, recommends approval by Shareholders of the New Sub-Advisory Agreement.

  In making this recommendation, the Trustees carefully evaluated the experience of the Bank of California's key personnel and a number of related factors, including: (1) the performance of the Portfolios since commencement of operations; (2) the nature and quality of the services expected to be rendered to the Portfolios by UBOC; (3) the distinct investment objectives and policies of the Portfolios; (4) the compensation payable to UBOC by the Portfolios under the New Sub-Advisory Agreement; (5) the terms of the Existing Sub-Advisory Agreement; (6) the history, reputation, qualification and background of the Bank of California, as well as the qualifications of its personnel and its respective financial conditions; (7) the commitment of the parties to the Merger Agreement to pay or reimburse the Trust for the expenses of the Trust incurred in connection with this solicitation; (8) the benefits expected to be realized as a result of the combination of Union and the Bank of California; and (9) other factors deemed relevant.

  In connection with their recommendation to Shareholders to vote for the New Sub-Advisory Agreement, the Trustees were advised by the Bank of California that while it is unable to predict whether changes ultimately will be recommended which would materially impact the Portfolios' operations or when such changes, if recommended, would be proposed, no significant changes in the persons currently responsible for providing investment advice to the Portfolios currently are planned to be made by UBOC following consummation of the Mergers. It is expected that, following the Mergers, there will be no dilution in the scope and quality of sub-advisory services provided to the Portfolios, many of the same persons who are presently responsible for the Portfolios' investment policies will continue to direct the Portfolios' investment policies at UBOC, and there will be no disruption of advisory services provided to the Portfolios. The Bank of California also advised the Trustees that it intends to examine all mutual fund activities of UBOC subsequent to consummation of the Mergers, and that the Trust would be informed of any conclusions or recommendations for action involving the Trust.

  PROPOSAL 1 and 2:  APPROVAL OF THE SELECTION OF UBOC AS INVESTMENT SUB-ADVISER
                     TO THE TRUST'S LARGE CAP VALUE AND EQUITY INCOME PORTFOLIOS AND APPROVAL OF THE RELATED NEW INVESTMENT SUB-ADVISORY AGREEMENTS BETWEEN SFM, THE INVESTMENT ADVISER TO EACH PORTFOLIO, AND UBOC.

  The Board of Trustees is recommending that Shareholders of each of the Large Cap Value Portfolio and Equity Income Portfolio approve the selection of UBOC to serve as investment sub-adviser to that Portfolio after the Mergers, and approve the New Sub-Advisory Agreements between SFM and UBOC. Other than the change in the identity of the sub-adviser from MERUS, a division of the Bank of California, to UBOC, and the effective and termination dates, there are no material differences between the Existing and New Sub-Advisory Agreement. The Trustees believe that approval of the New Sub-Advisory Agreement with UBOC will provide each Portfolio with continuity of investment management services, and is in the best interest of the Shareholders of each Portfolio.


  Description of the Existing Sub-Advisory Agreement Between SFM and the Bank of California and the New Sub-Advisory Agreement Between SFM and UBOC

  The Bank of California, acting through MERUS, currently serves as the sub-adviser to each of the Large Cap Value and Equity Income Portfolios pursuant to the Existing Sub-Advisory Agreement. Under the Existing Sub-Advisory Agreement, MERUS makes the day-to-day investment decisions for the assets of the Portfolios, subject to the supervision of, and policies established by, SFM and the Trustees of the Trust. The Existing Sub-Advisory Agreement was approved by Shareholders of the Large Cap Value Portfolio and Equity Income Portfolio on July 10, 1995, when SFM replaced the Bank of California as investment adviser and the Bank of California became investment sub-adviser to each Portfolio. The form of the New Sub-Advisory Agreement between SFM and UBOC is attached to this Proxy Statement as Exhibit A, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

  Under the Existing Sub-Advisory Agreement with the Bank of California, MERUS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios or any adviser in connection with the performance of its obligations under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to compensation, or for a loss resulting from MERUS' wilful misfeasance, bad faith or negligence in the performance of its duties, or from reckless disregard of its obligations and duties under the Agreement. UBOC will be subject to the same standard of care under the New Sub-Advisory Agreement.

  The continuance of the Existing Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of the Trustees or a majority of outstanding shares of the Portfolios, as defined in the 1940 Act. The Existing Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Portfolios on not less than 30 days, nor more than 60 days' written notice, or by MERUS or SFM on 90 days' written notice to the Trust. The New Sub-Advisory Agreement's approval and termination provisions are identical to those of the Existing Sub-Advisory Agreement.

  SFM pays MERUS a fee, which is calculated and paid monthly, based on an annual rate of .20% of the average monthly market value of the assets of the Large Cap Value Portfolio and .25% of the average monthly market value of the assets of the Equity Income Portfolio. UBOC will receive the same fees under the New Sub-Advisory Agreement.

  For the Trust's fiscal year ended September 30, 1995, MERUS received the following fees from SFM:

================================================================================
              Portfolio                               Sub-Advisory Fees Paid
--------------------------------------------------------------------------------
Large Cap Value                                                $ 90,000
--------------------------------------------------------------------------------
Equity Income                                                  $146,000
================================================================================

  Information Regarding Mitsubishi and the Bank of California

  Mitsubishi, with (Yen)52.71 trillion in assets and a 115-year history, is one of the world's leading commercial banks. In Japan, Mitsubishi provides a broad range of financial services to consumers and corporations. These services are made available through a network of 346 banking offices located primarily in the Tokyo and Osaka regions. Mitsubishi is also very active overseas. The Mitsubishi Bank Group, an international network of 72 branches, offices, and subsidiaries in 27 countries, serves its Japanese and foreign clientele in such areas as corporate banking, project finance, trade finance, and treasury and foreign exchange. The Mitsubishi Bank Group is engaged in a variety of investment banking activities in the world's principal capital markets. These activities include bond underwriting and dealing, developing financial derivative products, and providing M&A and other financial advisory services. Mitsubishi is one of Japan's most widely traded and broadly owned corporations, with 46,994 registered shareholders as of March 31, 1995. Its shares are listed in Japan on the Tokyo, Osaka, Kyoto, and Sapporo stock exchanges and overseas on the New York, London, Paris, Zurich, Geneva, and Basel stock exchanges.

  The Bank of California has operated in California since 1864. With total assets of approximately $7.9 billion as of September 30, 1995, the Bank of California offers full banking and fiduciary services and was ranked as the sixth largest bank in California in terms of total assets as of that date. At September 30, 1995, Bank of California maintained 46 banking offices in California, Oregon and Washington and six branches and six representative offices in foreign countries and an international banking subsidiary in New York.

  The Bank of California's principal executive offices are located at 400 California Street, San Francisco, California 94104.

  MERUS also serves as investment adviser or sub-adviser to the following investment companies with investment objectives similar to those of the Portfolios. The net assets of such investment companies, and the fee payable by each, are set forth below:

                                       Net Assets
Name of Investment Company          (as of 12/31/95)        Fee Payable*
--------------------------          ----------------        ------------
HighMark Diversified                $388,376,251.87          Schedule A

HighMark U.S. Government            $204,707,705.32          Schedule A

HighMark 100% Treasury              $305,532,344.65          Schedule A

HighMark Tax-Free                   $ 42,850,601.10          Schedule A

HighMark California Tax-Free        $162,855,196.96          Schedule A

HighMark Balanced                   $ 33,072,326.47          Schedule B

HighMark Bond                       $ 63,954,606.63          Schedule B

HighMark Government Bond            $  4,663,691.25          Schedule B

HighMark Growth                     $ 33,595,959.65          Schedule B

HighMark Income Equity              $259,871,923.88          Schedule B

HighMark Income & Growth            $  6,059,521.16          Schedule B

  *Excluding Fee Waivers

  Schedule A
  ----------
       Annual rate of
       0.40% of the first $500 million of average daily net assets, 0.35% of the next $500 million of average daily net assets, and 0.30% of the remaining average daily net assets.

  Schedule B
  ----------
       Annual rate of
       1.0% of the first $40 million of average daily net assets and 0.60% of the remaining average daily net assets.

  Listed below are the names and principal occupations of each director and the principal executive officer of the Bank of California. The principal business address of each of these directors and the principal executive officer, as it relates to his or her duties at the Bank of California, is 400 California, San Francisco, California 94104.

Name                         Office or Title       Principal Occupation
----                         ---------------       --------------------
Stanley F. Farrar, Esq.      Director              Partner, Sullivan & Cromwell

Roy A. Henderson             Director              Vice Chairman, Regional
                                                   Banking, the Bank of
                                                   California, N.A.

                                                   Vice Chairman, BanCal
                                                   Tri-State Corporation

Yasuyuki Hirai               Director              Chief Executive Officer,
                                                   Mitsubishi Bank, Limited
                                                   North American Headquarters

Kazuo Ibuki                  Director              Chairman, The Mitsubishi
                                                   Bank, Limited

Raymond E. Miles             Director              Professor, Haas School of
                                                   Business, University of CA -
                                                   Berkeley

J. Fernando Niebla           Director              Chairman, Chief Executive
                                                   Officer, Infotec
                                                   Development, Inc.

Minoru Noda                  Director              Vice Chairman, Credit &
                                                   Finance, the Bank of
                                                   California, N.A.

                                                   Vice Chairman, BanCal
                                                   Tri-State Corporation


Hiroo Nozawa                 Director              Chairman, President & CEO,
                                                   BanCal Tri-State Corporation

                                                   Chairman, President & CEO,
                                                   the Bank of California, N.A.

Carl W. Robertson, Esq.      Director              Managing Director, Warland
                                                   Investments Company

Charles "Red" Scott          Director              Chairman and Chief Executive
                                                   Officer, Leadership Centers
                                                   USA

Paul W. Steere, Esq.         Director              Bogle & Gates

Henry T. Swigert             Director              Chairman of Board, ESCO
                                                   Corporation

Peter R. Butcher             Executive             Executive Vice President and
                             Management Committee  Chief Credit Officer

David W. Ehlers              Executive             Executive Vice President and
                             Management Committee  Chief Financial Officer

Magan C. Patel               Executive             Executive Vice President,
                             Management Committee  International Banking

Michael A. C. Spilsbury      Executive             Resources and Services
                             Management Committee

William R. Sweet             Executive             Wholesale Banking
                             Management Committee

UBOC which will serve as investment sub-adviser to each Portfolio once the Mergers have occurred, will be created by the combination of Union and the Bank of California. Under the New Sub-Advisory Agreement, the day-to-day management of each Portfolio will be provided by personnel employed by MERUS. Provided that appropriate legal and regulatory approvals are obtained, UBOC will also advise mutual funds currently advised by Union Capital Advisers, the asset management division of Union Bank. UBOC will be headquartered at 350 California Street, San Francisco, California 94104.

Listed below are the names and principal occupations of each of the persons expected to be named as directors and the anticipated principal executive officer of UBOC. The principal business address of each of these directors and the principal executive officer, as it relates to his or her duties at UBOC, will be 350 California Street, San Francisco, California 94104.

Name                    Title                    Principal Occupation
----                    -----                    --------------------

Alexander D. Calhoun    Director. A director of  Of Counsel, Graham &
                        Union since 1968.        James, Attorneys at
                                                 Law, since 1992. General
                                                 Partner, 3638 Washington
                                                 Associates.

Richard D. Farman       Director. A director of  President, Chief Operat-
                        Union since 1988.        ing Officer and Director
                                                 of Pacific Enterprises


                                                    since 1993.  Former
                                                    Chief Executive Officer
                                                    Southern California Gas
                                                    Company, a subsidiary of
                                                    Pacific Enterprises.

Stanley F. Farrar       Director. A director of     Partner, Sullivan &
                        the Bank of California      Cromwell since 1984.
                        since 1984.

Herman E. Gallegos      Director. A director of     Independent management
                        Union since 1988.           consultant since 1982.
                                                    Former U.S. Public
                                                    Delegate to the 49th
                                                    United Nations General
                                                    Assembly, Chairman of
                                                    the Board, Gallegos
                                                    Institutional Investors
                                                    Corporation (retired).
                                                    Director of Pacific
                                                    Telesis Group and
                                                    Pacific Bell.

Jack L. Hancock        Director. A director of      Executive Vice President
                       Union since 1994             of Pacific Bell
                                                    (retired).  Director of
                                                    Whittaker Corporation.

Richard C. Hartnack    Vice Chairman of the Board   Former Executive Vice
                       of UBOC.  Vice Chairman of   President of The First
                       the Union Board since 1991.  National Bank of
                                                    Chicago.

Roy A. Henderson       Vice Chairman of the Board   Chairman of LoPresti
                       of UBOC. A director of       Flight Concepts.  Former
                       the Bank of California       President and Chief
                       since 1993.                  Operating Officer of
                                                    Puget Sound Bank.

Harry W. Low           Director. A director of      Mediator/Arbitrator
                       Union since 1993.            Judicial Arbitration &
                                                    Mediation Services, Inc.
                                                    since 1992. Presiding
                                                    Justice, State of
                                                    California Court of
                                                    Appeals, 1st District
                                                    (retired).

Mary S. Metz           Director. A director of      Dean of University
                       Union since 1988.            Extension, University
                                                    of California, Berkeley
                                                    since 1991. President

                                                    Emerita of Mills
                                                    College. Director of
                                                    Pacific Telesis Group,
                                                    Pacific Gas & Electric
                                                    Co. and Longs Drug
                                                    Stores.

Raymond E. Miles       Director. A director of      Professor, Haas School
                       the Bank of California       of Business, University
                       since 1987.                  of California, Berkeley
                                                    since 1963.

J. Fernando Niebla     Director. A director of      Chairman and Chief
                       the Bank of California       Executive Officer of
                       since 1994.                  Infotec Development,
                                                    Inc. since 1979.

Hiroo Nozawa           Deputy Chairman of the       Deputy Chairman of the
                       Board and Chief Operating    Board and Chief Operat-
                       Officer Of UBOC. Chairman,   ing Officer of UBOC.
                       President and Chief          Chairman, President and
                       Executive Officer of the     Chief Executive Officer
                       Bank of California since     of The Bank of
                       1994. A director of          California since 1994.
                       Mitsubishi since 1992        A director of Mitsubishi
                       and of the Bank              since 1992 and of The Bank
                       of California since 1994.    ofCalifornia since 1994.
                       Former Senior Officer of     Former Senior Officer
                       Mitsubishi.                  of Mitsubishi.


Sidney R. Peterson     Director. A director of      Consultant and private
                       Union since 1988.            investor since 1984.
                                                    Chairman and Chief
                                                    Executive Officer of
                                                    Getty Oil Company
                                                    (retired). Director
                                                    of Avery Dennison
                                                    Corporation, NICOR,
                                                    Inc., Global Natural
                                                    Resources, Inc. and
                                                    Group Technologies
                                                    Corporation.

Carl W. Robertson      Director. A director of the  Managing Director of
                       Bank of California since     Warland Investments
                       1975.                        Company since 1985.

Charles R. Scott       Director. A director of the  Chairman and Chief
                       Bank of California since     Executive Officer of
                       1990.                        Leadership Centers USA
                                                    since 1995. Former
                                                    President and Chief


                                                    Executive Officer of
                                                    The Actava Group and
                                                    Intermark Inc. Vice
                                                    Chairman and Director
                                                    of Pier I Imports, Inc.

Paul W. Steere         Director. A director of the  Member, Bogle & Gates,
                       Bank of California since     P.L.L.C. since 1966.
                       1981.                        Director of Accordia
                                                    Northwest, Inc., a
                                                    subsidiary of Accordia,
                                                    Inc.

Henry T. Swigert       Director. A director of the  Chairman of ESCO
                       Bank of California since     Corporation since 1979.
                       1989.

Robert M. Walker       Vice Chairman and Director   Former Vice Chairman of
                       of UBOC. Vice Chairman of    the Board and Chief
                       the Union Board since 1992.  Credit Officer of Valley
                                                    National Bank of
                                                    Arizona.

Blenda J. Wilson       Director. A director of      President of California
                       Union since 1993.            State University, North-
                                                    ridge since 1992. Former
                                                    Chancellor of the Uni-
                                                    versity of Michigan -
                                                    Dearborn.

Kanetaka Yoshida       President and Chief          President and Chief
                       Executive Officer and        Executive Officer and
                       Director of UBOC. President  Director of UBOC.
                       and Chief Executive Officer  President and Chief
                       of Union since 1993. A       Executive Officer of
                       director of both Union and   Union since 1993. A
                       the Bank of Tokyo since      director of both Union
                       1990. Former Vice Chairman   and the Bank of Tokyo
                       of the Union Board and       since 1990. Former
                       Chief Financial Officer      Vice Chairman of the
                       of Union.  Former Senior     Union Board and Chief
                       Officer of the Bank of       Financial Officer of
                       Tokyo.                       Union.  Former Senior
                                                    Officer of the Bank of
                                                    Tokyo.


THE TRUSTEES, INCLUDING ALL THE NON-INTERESTED TRUSTEES, RECOMMEND THAT EACH OF THE SHAREHOLDERS OF THE LARGE CAP VALUE PORTFOLIO AND EQUITY INCOME PORTFOLIO VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT BETWEEN SFM AND UBOC RELATING TO THEIR PORT FOLIO.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

Distribution.   SEI Financial Services Company ("SFS"), a wholly-owned
subsidiary of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658 ("SEI"), acts as the Distributor of the Trust's shares pursuant to a Distribution Agreement dated January 22, 1987, between the Trust and SFS.

Portfolio Transactions.   For the Trust's fiscal year ended September 30, 1995,
the Portfolios paid the following amounts in brokerage commissions to affiliates.

                        Total Brokerage      Amount Paid To     % Paid To
Portfolio                 Commissions              SFS             SFS
---------               ---------------            ---             ---
Large Cap Value           $ 804,877             $ 115,823          14%

Equity Income             $ 648,410             $  33,725           5%


-----

5% Shareholders.   As of January 29, 1996, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of a Portfolio voting at this Meeting.

                   Name and Address of                                       Percentage of
Portfolio          Beneficial Owner                  Number of Shares      Portfolio's Shares
-----------        ----------------                  ----------------      ------------------
Large Cap Value    SEI Trust Company                   16,603,375.295            53.66%
                   Attn: Jacqueline Esposito
                   680 E. Swedesford Rd
                   Wayne PA 19087

Equity Income      SEI Trust Company                    1,788,059.982            11.42%
                   Attn: Jacqueline Esposito
                   680 E. Swedesford Rd
                   Wayne PA 19087

                   Garico                               1,002,372.175             6.40%
                   c/o American Nat'l Bank
                         of Chicago
                   Attn:  Wendy Kosek
                   Dept. 77 3272, Division 219
                   Chicago IL 60678-3272

                   Kaw & Co. Y Bank                     1,682,612.696            10.75%
                   c/o One Valley Bank
                   Attn:  Pam Taylor
                   P.O. Box 1793
                   One Valley Square
                   Charlestown WV 25326

                   West One Bank Idaho N.A.             1,026,084.382             6.55%
                   Attn: Tom Coleman
                   Trust Dept. Securities Clearance
                   P.O. Box 7938
                   Boise ID 83707


As of January 29, 1996, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of the Trust.

Adjournment. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to that Proposal(s). Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposal(s). They will vote against any such adjournment those proxies required to be voted against any such Proposal(s). The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

Required Vote. Approval of the Proposal with respect to each Portfolio requires the affirmative vote of a majority of the outstanding shares of a Portfolio. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of
(i) 67% or more of a Portfolio's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal to which it relates.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust, c/o SEI Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, or by calling 1-800-342-5734.

Other Matters. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                           --------------------------

 SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND
                              RETURN IT PROMPTLY.

                                                                       EXHIBIT A
                       INVESTMENT SUB-ADVISORY AGREEMENT
                        SEI INSTITUTIONAL MANAGED TRUST

     AGREEMENT made this _____ day of ______, 1996, between SEI Financial Management Corporation, (the "Adviser") and Union Bank of California (the "Sub-Adviser").

     WHEREAS, SEI Institutional Managed Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the Equity Income and Large Cap Value Portfolios (the "Portfolio"), each a series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

(b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Portfolio as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Portfolio. In addition, the Sub-Adviser if authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

(d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
     (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

     The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act.
     The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

(e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

(f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

(g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

(h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

     Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

(b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Portfolio.

4. Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. Duration and Termination. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Portfolio (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:           SEI Financial Management Corporation
                                  680 East Swedesford Road
                                  Wayne, PA 19087
                                  Attention:  Legal Department

     To the Sub-Adviser at:       Union Bank of California
                                  350 California Street
                                  San Francisco, California 94104
                                  Attention:  President

10. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation    Union Bank of California
By:                                     By:
    --------------------------------        ------------------------------

Name:                                   Name:
      ------------------------------          ----------------------------

Title:                                  Title:
       -----------------------------           ---------------------------

                                   Schedule A
                                     to the
                             Sub-Advisory Agreement
                                    between
                      SEI Financial Management Corporation
                                      and
                            Union Bank of California

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

Equity Income Portfolio                 .25%
Large Cap Value Portfolio               .20%

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